UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2018 (September 18, 2018)

SOCIAL REALITY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37916	45-2925231
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

456 Seaton Street, Los Angeles, CA	90013
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(323) 694-9800

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendment of Christopher Miglino Employment

Effective Otober 1, 2018, the board of directors (“Board”) of Social Reality, Inc. (“Company”) increased the salary of Christopher Miglino, our CEO, from $192,000 to $340,000 per annum.

Payment of Voluntarily Deferred Salary

On September 18, 2018, the Board agreed to pay Christopher Miglino, an aggregate of $414,250 in salary (“Deferred Salary”) that he voluntarily deferred between 2012 and March 15, 2017.  The Company has agreed to pay these amounts on or prior to September 30, 2018. Included in the Salary Deferral are salary deferrals of $78,000 and $16,250 for the years ended 2016 and 2017, respectively.  The compensation of Mr. Miglino has been updated in the table below to reflect these amounts now being paid.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	No equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)(2)	Total ($)

Christopher Miglino,	2017	192,000	40,000						232,000
Chief Executive Officer	2016	192,000	—	—	—	—	—	—	192,000

(1) The amounts included in the “Option Awards” column represent the aggregate grant date fair value of the stock options, computed in accordance with ASC Topic 718.  The assumptions made in the valuations of the option awards are included in Note 4 of the notes to our consolidated financial statements appearing in the 10-K for the year end December 31, 2017.

(2) All other compensation represents commissions received in accordance with the terms of his or her employment agreement.

Amendment of Kristoffer Nelson Employment

Effective October 1, 2018, the Board increased the salary of Kristoffer Nelson, our COO to $250,000 per annum.

Payment of Transaction Bonuses

As partial consideration for the successful sale of the SRAXmd product line, the Board granted the following transaction bonuses, payable as soon as practicable: (i) Christopher Miglino, the Company’s CEO, is to receive $548,416.67, (ii) Joseph P. Hannan, the Company’s CFO, is to receive $50,000, and (iii) Kristoffer Nelson, our COO, is to receive $43,750.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2018

Social Reality, Inc.

By:	/s/ Christopher Miglino
Christopher Miglino Chief Executive Officer